                                                                  Exhibit 99.102

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    _________

                                    FORM 10-K

(Mark One)

     [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
         EXCHANGE ACT OF 1934

                   For the Fiscal Year Ended December 31, 2001

                                       OR

     [_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
         EXCHANGE ACT OF 1934

                        Commission File Number 333-81615

                                   _________

                          ANRC AUTO OWNER TRUST 1999-A
                          ANRC AUTO OWNER TRUST 2000-A
                          ANRC AUTO OWNER TRUST 2001-A

                      (AUTONATION RECEIVABLES CORPORATION)
                   (Originator of the Trusts described herein)
             (Exact name of registrant as specified in its charter)

                        Delaware                            65-092-9038
            (State or Other Jurisdiction of                (IRS Employer
             Incorporation or Organization)             Identification No.)

     110 S.E. 6/th/ Street, Fort Lauderdale, Florida            33301
        (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (954) 769-7000

Securities registered pursuant to Section 12(b) of the Act:  NONE

Securities registered pursuant to Section 12(g) of the Act:  NONE

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [_] No [X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Indicate by check mark whether the registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2). Yes [_] No [X]

State the aggregate market value of the voting and non-voting common equity held by nonaffiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the registrant's most recently completed second fiscal quarter: NOT APPLICABLE

                                     PART I

ITEM 1. BUSINESS

Not applicable.

ITEM 2. PROPERTIES

ANRC Auto Owner Trust 1999-A

        ANRC Auto Owner Trust 1999-A (the "1999 Trust") was formed on October 1, 1999 pursuant to a Owner Trust Agreement between AutoNation Receivables Corporation, as depositor (the "Depositor"), and The Bank of New York (Delaware), as owner trustee (the "Owner Trustee"). Pursuant to an Amended and Restated Owner Trust Agreement, dated as of October 1, 1999, between the Depositor and the Owner Trustee, the 1999 Trust issued a certificate evidencing an interest in the trust property (the "1999 Certificate"). The 1999 Certificate is held by the Depositor.

        Pursuant to an Indenture, dated as of October 1, 1999, between the 1999 Trust, as issuer, and The Chase Manhattan Bank (now JP Morgan Chase Bank), as indenture trustee (the "Indenture Trustee"), the 1999 Trust issued asset-backed notes consisting of $125,000,000 6.16625% Class A-1 Asset-Backed Notes, $314,000,000 6.54% Class A-2 Asset-Backed Notes, $196,000,000 6.75% Class A-3
Asset-Backed Notes and $151,800,000 6.94% Class A-4 Asset Backed Notes (collectively, the "1999 Notes"). The 1999 Notes were registered and publicly offered and sold.

        The assets of the 1999 Trust primarily include a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks. The 1999 Trust's business activities include acquiring and holding the assets of the 1999 Trust and distributing payments on the 1999 Notes and the 1999 Certificate.

        Pursuant to a Sale and Servicing Agreement, dated as of October 1, 1999, among the 1999 Trust, the Depositor, AutoNation Financial Services Corp. ("ANFS") and the Indenture Trustee, ANFS administers and services the 1999 Trust's pool of motor vehicle retail installment contracts.

        The following tables set forth the number and aggregate principal amount of delinquent receivables, the delinquency ratio and the aggregate net losses of the 1999 Trust as of December 31, 2001:

1999 Trust Delinquent Contracts:

                                     Contracts             Amount
                                     ---------             ------

(i)    30-59 days                               1175            $ 9,971,751.37
(ii)   60-89 days                                199            $ 1,634,122.31
(iii)  90 days or more                            51            $   423,935.07
                                                ----            --------------
                                                1425            $12,029,808.75

1999 Trust Delinquent Ratio:

                                                        Amount
                                                        ------

(i)    Delinquent Balance                                    $  12,029,808.75
(ii)   Total Pool Balance                                    $ 242,695,375.75
(iii)  Delinquency Ratio                                                 4.96%

1999 Trust Aggregate Net Losses:

                                                        Amount
                                                        ------

(i)    Cumulative Net Losses                                 $  20,891,296.81
(ii)   Original Portfolio                                    $ 794,746,210.70
(iii)  Aggregate Loss Ratio                                              2.63%

ANRC Auto Owner Trust 2000-A

        ANRC Auto Owner Trust 2000-A (the "2000 Trust") was formed on August 8, 2000 pursuant to a Trust Agreement between the Depositor and the Owner Trustee. Pursuant to an Amended and Restated Owner Trust Agreement, dated as of August 10, 2000, between the Depositor and the Owner Trustee, the 2000 Trust issued a certificate evidencing an interest in the trust property (the "2000 Certificate"). The 2000 Certificate is held by the Depositor.

        Pursuant to an Indenture, dated as of August 10, 2000, between the 2000 Trust, as issuer, and the Indenture Trustee, the 2000 Trust issued asset-backed notes consisting of $167,692,000 6.72462% Class A-1 Asset-Backed Notes, $227,084,000 7.00% Class A-2 Asset-Backed Notes, $196,340,000 7.06% Class A-3
Asset-Backed Notes and $100,615,000 7.15% Class A-4 Asset Backed Notes (collectively, the "2000 Notes"). The 2000 Notes were registered and publicly offered and sold.

        The assets of the 2000 Trust primarily include a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks. The 2000 Trust's business activities include acquiring and holding the assets of the 2000 Trust and distributing payments on the 2000 Notes and the 2000 Certificate.

        Pursuant to a Sale and Servicing Agreement, dated as of August 10, 2000, among the 2000 Trust, the Depositor, ANFS and the Indenture Trustee, ANFS administers and services the 2000 Trust's pool of motor vehicle retail installment contracts.

        The following tables set forth the number and aggregate principal amount of delinquent receivables, the delinquency ratio and the aggregate net losses of the 2000 Trust as of December 31, 2001:

2000 Trust Delinquent Contracts:

                                       Contracts          Amount
                                       ---------          ------

(i)    30-59 days                                 1249         $ 12,062,992.18
(ii)   60-89 days                                  233         $  2,326,164.17
(iii)  90 days or more                              55         $    562,721.19
                                                  ----         ---------------
                                                  1537         $ 14,951,877.54

2000 Trust Delinquent Ratio:

                                                          Amount
                                                          ------

(i)    Delinquent Balance                                      $ 14,951,877.54
(ii)   Total Pool Balance                                      $324,552,428.70
(iii)  Delinquency Ratio                                                  4.61%

2000 Trust Aggregate Net Losses:

                                                          Amount
                                                          ------

(i)    Cumulative Net Losses                                   $ 15,966,101.19
(ii)   Original Portfolio                                      $698,718,463.75
(iii)  Aggregate Loss Ratio                                               2.29%

ANRC Auto Owner Trust 2001-A

        ANRC Auto Owner Trust 2001-A (the "2001 Trust") was formed on September 10, 2001 pursuant to a Trust Agreement between the Depositor and the Owner Trustee. Pursuant to an Amended and Restated Owner Trust Agreement, dated as of September 28, 2001, between the Depositor and the Owner Trustee, the 2001 Trust issued a certificate evidencing an interest in the trust property (the "2001 Certificate"). The 2001 Certificate is held by the Depositor.

        Pursuant to an Indenture, dated as of September 28, 2001, between the 2001 Trust, as issuer, and the Indenture Trustee, the 2001 Trust issued asset-backed notes consisting of $210,000,000 2.57875% Class A-1 Asset-Backed Notes, $210,000,000 3.03% Class A-2 Asset-Backed Notes, $267,000,000 3.76% Class
A-3 Asset-Backed Notes and $163,000,000 4.32% Class A-4 Asset Backed Notes (collectively, the "2001 Notes"). The 2001 Notes were registered and publicly offered and sold.

        The assets of the 2001 Trust primarily include a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks. The 2001 Trust's business activities include acquiring and holding the assets of the 2001 Trust and distributing payments on the 2001 Notes and the 2001 Certificate.

        Pursuant to a Sale and Servicing Agreement, dated as of September 28, 2001, among the 2001 Trust, the Depositor, ANFS and the Indenture Trustee, ANFS administers and services the 2001 Trust's pool of motor vehicle retail installment contracts.

         The following tables set forth the number and aggregate principal amount of delinquent receivables, the delinquency ratio and the aggregate net losses of the 2001 Trust as of December 31, 2001:

2001 Trust Delinquent Contracts:

                           Contracts                 Amount
                           ---------                 ------

(i)    30-59 days                    1354                 $  17,638,170.66
(ii)   60-89 days                     188                 $   2,422,561.10
(iii)  90 days or more                 46                 $     634,588.92
                                     ----                   --------------
                                     1588                 $  20,695,320.68

2001 Trust Delinquent Ratio:

                                                     Amount
                                                     ------

(i)    Delinquent Balance                                 $  20,695,320.68
(ii)   Total Pool Balance                                 $ 766,807,567.51
(iii)  Delinquency Ratio                                              2.70%

2001 Trust Aggregate Net Losses:

                                                     Amount
                                                     ------

(i)    Cumulative Net Losses                              $   4,027,522.37
(ii)   Original Portfolio                                 $ 858,585,858.59
(iii)  Aggregate Loss Ratio                                           0.47%

ITEM 3. LEGAL PROCEEDINGS

         There is nothing to report with regard to this item.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There is nothing to report with regard to this item.

                                     PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         To the knowledge of the Depositor, there is no established public trading market for the 1999 Certificate, the 2000 Certificate or the 2001 Certificate (collectively the "Certificates"). To the knowledge of the Depositor, the 1999 Notes, the 2000 Notes and the 2001 Notes (collectively, the "Notes") are traded in the over-the-counter market to a limited extent.

         The holder of record of the Certificates as of December 31, 2001 was the Depositor.

         The holder of record of all the Notes as of December 31, 2001 was Cede & Co., the nominee of The Depository Trust Company ("DTC") in the United States. An investor holding Notes is not entitled to receive a physical certificate representing such Notes except in limited circumstances. Accordingly, Cede & Co. is the sole holder of record of the Notes, which it holds on behalf of brokers, dealers, banks and other participants in the DTC system. Such participants may hold Notes for their own accounts or for the accounts of their customers. The address of Cede & Co. is:

           Cede & Co.
           c/o The Depository Trust Company
           55 Water Street 49/th/ Floor
           New York, New York 10041-0099

ITEM 6. SELECTED FINANCIAL DATA

         Not applicable.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         Not applicable.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         Not applicable.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

         Not applicable.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         Effective as of May 31, 2002, AutoNation, Inc. ("AutoNation"), parent of ANFS, the servicer to the 1999 Trust, the 2000 Trust and the 2001 Trust (the "Trusts"), appointed Deloitte & Touche LLP ("D&T") as the new independent public accountant to the Trusts. Effective as of May 30, 2002, AutoNation dismissed Arthur Andersen LLP ("Andersen") as the Trusts' independent public accountant. This change in independent public accountant was approved by the Board of Directors of AutoNation. The change resulted from an evaluation process undertaken by AutoNation to identify a new independent public accountant in light of the well-publicized challenges then confronting Andersen.

         During ANFS's two most recent fiscal years and through the date of dismissal, there were no disagreements between ANFS and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, with respect to the Trusts which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its "agreed upon procedures" reports delivered to ANFS.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within each of the Trusts' two most recent fiscal years and through the date hereof.

         During ANFS's two most recent fiscal years and through May 31, 2002, ANFS did not consult with D&T with respect to any of the Trusts regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         Not applicable.

ITEM 11. EXECUTIVE COMPENSATION

         Not applicable.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

         The Depositor is the owner of each of the Certificates.

         The records of DTC indicate that as of December 31, 2001, there were the following participants with more than 5% of each class of the 1999 Notes:

                        Name of Participant                    Original Certificate          % of Class
                                                                Principal Balance
---------------------------------------------------------------------------------------------------------
Class A-3               Credit Suisse First Boston LLC                 $ 10,400,000               5.31%
                        c/o ADP Proxy Services
                        51 Mercedes Way
                        Edgewood, NY  11717

                        Deutsch Bank Securities Inc.                   $ 15,300,000               7.81%
                        1251 Avenue of the Americas
                        New York, NY  10020

                        The Bank of New York                           $ 66,420,000              33.89%
                        One Wall Street
                        New York, NY 10286

                        JP Morgan Chase Bank                           $ 43,565,000              22.23%
                        14201 Dallas Parkway
                        Dallas, TX  15254

                        SSB - Trust Custody                            $ 38,800,000              19.80%
                        2 Heritage Drive
                        North Quincy, MA  02171


-----------------------------------------------------------------------------------------------------
Class A-4               The Bank of New York                        $ 27,490,000             18.11%
                        One Wall Street
                        New York, NY 10286

                        JP Morgan Chase Bank                        $ 18,955,000             12.49%
                        14201 Dallas Parkway
                        Dallas, TX  15254

                        Citibank, N.A.                              $ 27,000,000             17.79%
                        3800 Citibank Center B3-15
                        Tampa, FL  33610

                        State Street Bank and Trust Company         $ 15,840,000             10.43%
                        1776 Heritage Drive, Global Corporate
                        Action Unit JAB 5NW
                        North Quincy, MA  02171

                        Wachovia Bank N.A. - Phila. Main            $  8,800,000              5.80%
                        530 Walnut Street, 1st Floor
                        Philadelphia, PA  19101

                        Investors Bank & Trust Company              $ 31,905,000             21.02%
                        200 Clarendon Street, 9th Floor
                        Corporate Actions Unit/Top 57
                        Boston, MA  02116

--------------------------------------------------------------------------------

         The records of DTC indicate that as of December 31, 2001, there were the following participants with more than 5% of each class of the 2000 Notes:

                        Name of Participant                    Original Certificate       % of Class
                                                                Principal Balance
---------------------------------------------------------------------------------------------------------
Class A-2               Wachovia Securities, Inc.                   $ 18,500,000              8.15%
                        8739 Research Drive
                        Charlotte, NC  28262-0675

                        The Bank of New York                        $ 40,000,000             17.61%
                        One Wall Street
                        New York, NY 10286

                        JP Morgan Chase Bank                        $ 30,000,000             13.21%
                        14201 Dallas Parkway
                        Dallas, TX  15254

                        Bank of America, National Association       $ 18,000,000              7.93%
                        411 North Akard, 5th Floor
                        Dallas, TX  75201

                        State Street Bank and Trust Company         $ 30,950,000             13.63%
                        1776 Heritage Drive, Global Corporate
                        Action Unit JAB 5NW
                        North Quincy, MA  02171

             Investors Bank & Trust Company                            $ 25,250,000           11.12%
             200 Clarendon Street, 9th Floor
             Corporate Actions Unit/Top 57
             Boston, MA  02116

             SSB - Trust Custody                                       $ 23,184,000           10.21%
             2 Heritage Drive
             North Quincy, MA  02171

---------------------------------------------------------------------------------------------------
Class A-3    The Bank of New York                                      $ 60,985,000           31.06%
             One Wall Street
             New York, NY 10286

             JP Morgan Chase Bank                                      $ 53,500,000           27.25%
             14201 Dallas Parkway
             Dallas, TX  15254

             Deutsch Bank Trust Company Americas                       $ 22,500,000           11.46%
             648 Grassmere Park Road
             Nashville, TN  37211

             Boston Safe Deposit and Trust Company                     $ 18,855,000            9.60%
             Mellon Trust
             525 William Penn Place, Ste 3148
             Pittsburgh, PA  15259

             State Street Bank and Trust Company                       $ 15,000,000            7.64%
             1776 Heritage Drive, Global Corporate
             Action Unit JAB 5NW
             North Quincy, MA  02171

             The Northern Trust Company                                $ 20,000,000           10.19%
             801 South Canal C-IN
             Chicago, IL  60607

---------------------------------------------------------------------------------------------------
Class A-4    JP Morgan Chase Bank                                      $  5,715,000            5.68%
             14201 Dallas Parkway
             Dallas, TX  15254

             State Street Bank and Trust Company                       $ 11,500,000           11.43%
             1776 Heritage Drive, Global Corporate
             Action Unit JAB 5NW
             North Quincy, MA  02171

             HSBC / Repub Invest*                                      $ 50,000,000           49.69%

             The Northern Trust Company                                $  6,200,000           6.16%
             801 South Canal C-IN
             Chicago, IL  60607

             Merrill Lynch, Pierce Fenner & Smith                      $ 14,000,000          13.91%
             4 Corporate Place
             Piscataway, NJ  08854

---------------------------------------------------------------------------------------------------

*The records of DTC do not indicate an address for this participant.

      The records of DTC indicate that as of December 31, 2001, there were the following participants with more than 5% of each class of the 2001 Notes:

                Name of Participant                          Original Certificate Principal   % of Class
                                                                         Balance
--------------------------------------------------------------------------------------------------------
Class A-1       JP Morgan Chase Bank                                         $ 20,000,000           9.52%
                14201 Dallas Parkway
                Dallas, TX  15254

                Boston Safe Deposit and Trust Company                        $ 25,000,000          11.90%
                Mellon Trust
                525 William Penn Place, Ste 3148
                Pittsburgh, PA  15259

                State Street Bank and Trust Company                          $161,000,000          76.67%
                1776 Heritage Drive, Global Corporate
                Action Unit JAB 5NW
                North Quincy, MA  02171

--------------------------------------------------------------------------------------------------------
Class A-2       JP Morgan Chase Bank                                         $ 63,000,000          30.00%
                14201 Dallas Parkway
                Dallas, TX  15254

                Boston Safe Deposit and Trust Company                        $ 87,000,000          41.43%
                Mellon Trust
                525 William Penn Place, Ste 3148
                Pittsburgh, PA  15259

                State Street Bank and Trust Company                          $ 20,000,000           9.52%
                1776 Heritage Drive, Global Corporate
                Action Unit JAB 5NW
                North Quincy, MA  02171

                HSBC Bank & Trust Company                                    $ 20,000,000           9.52%
                (Delaware)
                1201 Market Street, Suite 100
                Wilmington, DE  19801

--------------------------------------------------------------------------------------------------------
Class A-3       The Bank of New York                                         $100,000,000          37.45%
                One Wall Street
                New York, NY 10286

                JP Morgan Chase Bank                                         $103,000,000          38.58%
                14201 Dallas Parkway
                Dallas, TX  15254

                State Street Bank and Trust Company                          $ 36,000,000          13.48%
                1776 Heritage Drive, Global Corporate
                Action Unit JAB 5NW
                North Quincy, MA  02171

------------------------------------------------------------------------------------------
Class A-4       Deutsch Bank Trust Company Americas               $  8,330,000        5.11%
                648 Grassmere Park Road
                Nashville, TN  37211

                Boston Safe Deposit and Trust Company             $ 16,215,000        9.95%
                Mellon Trust
                525 William Penn Place, Ste 3148
                Pittsburgh, PA  15259

                State Street Bank and Trust Company               $ 50,455,000       30.95%
                1776 Heritage Drive, Global Corporate
                Action Unit JAB 5NW
                North Quincy, MA  02171

                Manufacturers and Traders Trust Company           $ 12,305,000        7.55%
                110 S. Paca Street
                Baltimore, MD  21201

                Union Bank of California, N.A.                    $ 11,945,000        7.33%
                530 B Street, Suite 242
                San Diego, CA  92101

                National City Bank                                $  9,495,000        5.83%
                4100 West 150th Street
                Cleveland, OH  44135

                SSB - Trust Custody                               $ 10,300,000        6.32%
                2 Heritage Drive
                North Quincy, MA  02171
------------------------------------------------------------------------------------------

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There is nothing to report with regard to this item.

ITEM 14. CONTROLS AND PROCEDURES

     Not applicable.

                                     PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

     (a)   (1) Not applicable.
           (2) Not applicable.
           (3) Exhibits - See Exhibit Index included elsewhere in this document.

     (b)   Reports on Form 8-K: None.

     (c)   See (a)(3) above.

     (d)   Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of June, 2003.

                                          AUTONATION RECEIVABLES CORPORATION
                                          BY: /s/ David M. Jett
                                              ----------------------------------
                                              David M. Jett
                                              Vice President - Finance

SUPPLEMENTAL INFORMATION TO BE FURNISHED WITH REPORTS FILED PURSUANT TO SECTION 15(d) OF THE ACT BY REGISTRANTS WHICH HAVE NOT REGISTERED SECURITIES PURSUANT TO
SECTION 12 OF THE ACT.

     No annual report, proxy statement, form of proxy or other soliciting material has been sent to holders of securities during the period covered by this report and the registrant does not intend to furnish such materials to holders of securities subsequent to the filing of this report.

                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibit
------      ----------------------

  99.1      ANRC Auto Owner Trust 1999-A Annual Servicer's Certificate
  99.2      ANRC Auto Owner Trust 2000-A Annual Servicer's Certificate
  99.3      ANRC Auto Owner Trust 2001-A Annual Servicer's Certificate

                                                                    Exhibit 99.1

                          ANNUAL SERVICER'S CERTIFICATE

                       AutoNation Financial Services Corp.

          The undersigned, a duly authorized officer of AutoNation Financial Services Corp. (the "Servicer"), as Servicer pursuant to the Sale and Servicing Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), by and among ANRC Auto Owner Trust 1999-A, AutoNation Receivables Corporation, the Servicer and The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee, does hereby certify that:

          a. A review of the activities of the Servicer from January 1, 2001 through December 31, 2001 and of its performance of its obligations under the "Sale and Servicing Agreement" was made under my supervision; and

          b. To the best of my knowledge, based on such review,

          (A) the Servicer has fulfilled all of its obligations under the "Sale and Servicing Agreement" throughout the period covered by this certificate and (B) that no default under this Agreement has occurred and is continuing.

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 13/th/ day of March, 2002.

                                           /s/ David M. Jett
                                           -------------------------------------
                                           Name: David M. Jett
                                           Title: Vice President - Finance, ANFS

                                                                    Exhibit 99.2

                          ANNUAL SERVICER'S CERTIFICATE

                       AutoNation Financial Services Corp.

          The undersigned, a duly authorized officer of AutoNation Financial Services Corp. (the "Servicer"), as Servicer pursuant to the Sale and Servicing Agreement, dated as of August 10, 2000 (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), by and among ANRC Auto Owner Trust 2000-A, AutoNation Receivables Corporation, the Servicer and The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee, does hereby certify that:

          a. A review of the activities of the Servicer from January 1, 2001 through December 31, 2001 and of its performance of its obligations under the "Sale and Servicing Agreement" was made under my supervision; and

          b. To the best of my knowledge, based on such review,

          (A) the Servicer has fulfilled all of its obligations under the "Sale and Servicing Agreement" throughout the period covered by this certificate and (B) that no default under this Agreement has occurred and is continuing.

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 13/th/ day of March, 2002.

                                          /s/ David M. Jett
                                          --------------------------------------
                                          Name: David M. Jett
                                          Title: Vice President - Finance, ANFS

                                                                    Exhibit 99.3

                          ANNUAL SERVICER'S CERTIFICATE

                       AutoNation Financial Services Corp.

          The undersigned, a duly authorized officer of AutoNation Financial Services Corp. (the "Servicer"), as Servicer pursuant to the Sale and Servicing Agreement, dated as of September 28, 2001 (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), by and among ANRC Auto Owner Trust 2001-A, AutoNation Receivables Corporation, the Servicer and The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee, does hereby certify that:

          a. A review of the activities of the Servicer from September 28, 2001 through December 31, 2001 and of its performance of its obligations under the "Sale and Servicing Agreement" was made under my supervision; and

          b. To the best of my knowledge, based on such review,

          (A) the Servicer has fulfilled all of its obligations under the "Sale and Servicing Agreement" throughout the period covered by this certificate and (B) that no default under this Agreement has occurred and is continuing.

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 13/th/ day of March, 2002.

                                        /s/ David M. Jett
                                        ----------------------------------------
                                        Name: David M. Jett
                                        Title: Vice President - Finance, ANFS